Consolidated Balance Sheets - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Current assets:
Cash and cash equivalents	$ 19,371,000	$ 21,170,000
Available-for-sale investments	2,496,000	20,971,000
Prepaid expenses and other current assets	1,369,000	1,339,000
Total current assets	23,236,000	43,480,000
Property and equipment, net	263,000	259,000
Restricted cash	22,000	22,000
Other non-current assets		218,000
Total assets	23,521,000	43,979,000
Current liabilities:
Accounts payable	441,000	291,000
Accrued expenses	2,637,000	8,949,000
Total current liabilities	3,078,000	9,240,000
Total liabilities	3,078,000	9,240,000
Commitments and contingencies (Note 5)
Stockholders' equity:
Preferred stock, $0.001 par value per share; 10,000,000 shares authorized at September 30, 2019 and December 31, 2018: Series A convertible preferred stock 22,000 shares authorized at September 30, 2019 and December 31, 2018; 21,660 and 22,000 issued and outstanding at September 30, 2019 and at December 31, 2018, respectively
Common stock, $0.001 par value, 100,000,000 shares authorized at September 30, 2019 and December 31, 2018; 19,585,394 and 19,243,651 shares issued and outstanding at September 30, 2019 and December 31, 2018, respectively	19,000	18,000
Additional paid-in capital	209,366,000	202,953,000
Accumulated deficit	(210,470,000)	(189,741,000)
Accumulated other comprehensive income	5,000	(14,000)
Total stockholders’ equity	20,443,000	34,739,000
Total liabilities and stockholders’ equity	23,521,000	43,979,000
Series A Convertible Preferred Stock [Member]
Stockholders' equity:
Preferred stock, $0.001 par value per share; 10,000,000 shares authorized at September 30, 2019 and December 31, 2018: Series A convertible preferred stock 22,000 shares authorized at September 30, 2019 and December 31, 2018; 21,660 and 22,000 issued and outstanding at September 30, 2019 and at December 31, 2018, respectively	$ 21,523,000	$ 21,523,000